CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Jan. 03, 2015	Dec. 28, 2013
CONSOLIDATED BALANCE SHEETS
Trade accounts receivable, allowances (in dollars)	$ 30.5	$ 31.6
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, authorized shares	400,000,000	400,000,000
Common stock, issued shares	124,126,624	124,126,624
Common stock, outstanding shares	90,458,956	96,178,411
Treasury stock, shares	33,667,668	27,948,213